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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2003.

                      INTREPID TECHNOLOGY & RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



           Idaho                      000-30065               82-0230842
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                   Identification Number)


501 Broadway, Suite 200, Idaho Falls, Idaho                      83402
 (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (208) 529-5337



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         (Former name or former address, if changed since last report.)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None.

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ITEM 5.  OTHER EVENTS.

United States Securities and Exchange Commission
Washington, D.C. 20549

RE: Discovery of Previously Undisclosed Information

Dear Commissioners

In the course of reviewing documentation associated with the acquisition of certain mineral rights from the Cordoba and Garnet Mining Corporations by Iron Mask Mining Company (now known as Intrepid Technology and Resources, Inc, "Company") via an August 23, 2001 Agreement, we have discovered that the former Iron Mask officers and directors executing the said Agreement neglected to document or inform the shareholders or the SEC that they 1) failed to secure and file a deed to the property, and 2) accepted the property with liens and encumbrances attached.

The current officers and directors, upon discovering this fact, are making disclosure of the same. In addition, with the filing of this 8-K, we are making further disclosure that we have served formal notice to Cordoba and Garnet Mining Corporations under the provisions of the referenced August 23, 2001 Agreement to cure a default condition by providing the required deed and documentation supporting the decision by the previous officers and directors to accept the property with encumbrances.

The following is the complete text of the letter provided to the Cordoba and Garnet Mining Corporations' legal counsel and filed with our Corporate Counsel relative to the above.

February 6, 2003

Mr. David Rodli
2001 South Russell
P.O. Box 2190
Missoula Montana 59806

Re: Notice to Cure Default Condition

Dear Mr. Rodli:

In concurrence with Corporate Counsel and at the direction of the current Board of Directors, and in view of the fact that we have received no response to our letter of December 30, 2002, we are exercising our right under Section 8 "BREACH OF AGREEMENT AND INVOCATION OF REMEDIES" of the August 23, 2001 "AGREEMENT TO SELL AND PURCAHSE MINERAL RESERVES, REAL PROPOERTY AND SHARES OF COMMON STOCK" ("Agreement") between Iron Mask Mining Company, Inc (now known as Intrepid Technology & Resources, Inc) and Cordoba Corporation and Garnett Mining Corporation.

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As of this date, Cordoba Corporation and Garnet Mining Corporation have failed to provide a deed to the mineral rights transferred to Iron Mask Mining Company under said Agreement, nor have they provided documentation that the previous officers and directors of Iron Mask Mining Company, Inc agreed to accept such deed with liens and encumbrances. We find this constitutes a default to meet Cordoba and Garnet Mining Corporations' obligation set forth in Section 2 of the Agreement. This default condition has continued in excess of the stipulated ten
(10) days and we hereby provide the required written notice that Cordoba Corporation and Garnet Mining Corporation have thirty (30) days in which to cure this default. If not cured within this time period, Intrepid Technology & Resources, Inc. will exercise its right to invoke any and all remedies at its disposal without further written notice.

Concurrent with this notice to you, we are also filing a Form 8K with the Security and Exchange Commission containing the text of this letter and disclosing that the previous officers and directors neglected to inform the Iron Mask Mining shareholders and the SEC that they accepted these mineral rights with encumbrances and failed to secure the deed to same.

Sincerely,



Dennis D. Keiser
President and CEO

Cc: Givens Pursley, LLP
    FileSincerely,

This information will also be included in our next 10-QS/B filing.

Sincerely,



Jacob D. Dustin
Secretary
Intrepid Technology and Resources, Inc.
501 W. Broadway, Suite 200
Idaho Falls, ID 83402

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

None.

ITEM 8.  CHANGE IN FISCAL YEAR.

None.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             (Registrant) INTREPID TECHOLOGY & RESOURCES, INC.

                                          /s/ Dennis D. Keiser
                                          --------------------
                                          Dennis D. Keiser, President
                               Date:      February 6, 2003